                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[704,651,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                 APRIL 27, 2004

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                                                     $1,408,829,911
Aggregate Original Principal Balance                                                        $1,414,528,755
Number of Mortgage Loans                                                                             8,471

                                       MINIMUM                      MAXIMUM                   AVERAGE (1)
                                       -------                      -------                   -----------
Original Principal Balance             $11,980                     $995,000                    $166,985
Outstanding Principal Balance          $ 5,706                     $992,599                    $166,312

                                       MINIMUM                      MAXIMUM              WEIGHTED AVERAGE (2)
                                       -------                      -------              --------------------
Original Term (mos)                        80                           360                         342
Stated Remaining Term (mos)                75                           357                         338
Loan Age (mos)                              3                            11                           4
Current Interest Rate                   4.990%                       13.875%                      7.311%
Initial Interest Rate Cap(4)            1.000%                        5.000%                      1.858%
Periodic Rate Cap(4)                    1.000%                        2.000%                      1.001%
Gross Margin(4)                         2.250%                        9.750%                      6.018%
Maximum Mortgage Rate(4)               10.000%                       17.875%                     13.486%
Minimum Mortgage Rate(4)                4.990%                       11.375%                      6.990%
Months to Roll(4)                           1                            57                          23
Original Loan-to-Value                  17.65%                       100.00%                      82.63%
Credit Score (3)                          498                           810                         640

                                                                    EARLIEST                    LATEST
                                                                    --------                    ------
Maturity Date                                                      07/01/10                    01/01/34

LIEN POSITION                 PERCENT OF MORTGAGE POOL
-------------                 ------------------------
1st Lien                               91.56%
2nd Lien                                8.44

OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Primary                                94.61%
Second Home                             1.40
Investment                              4.00

LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------
Fixed Rate                             25.45%
ARM                                    74.55

AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL
-----------------             ------------------------
Fully Amortizing                       85.02%
Interest-Only                           6.67
Balloon                                 8.31

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                  100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                              49.01%
Refinance - Rate/Term                 12.79
Refinance - Cashout                   38.20

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                          73.36%
Rowhouse                                0.01
Townhouse                               0.03
Condominium                             8.67
Two- to Four-Family                     5.04
Manufactured Housing                    0.23
Planned Unit Development               12.67

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

MORTGAGE RATES

                                        AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
    RANGE OF            NUMBER OF        BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
 MORTGAGE RATES      MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------
5.500% or less            114         $   33,786,187       2.40%      5.382%       701      $296,370      78.74%      72.43%
5.501% to 6.000%          555            149,956,483      10.64       5.886        677       270,192      79.23       66.00
6.001% to 6.500%        1,078            258,466,082      18.35       6.363        656       239,764      79.18       53.40
6.501% to 7.000%        1,554            338,550,932      24.03       6.842        643       217,858      80.15       45.98
7.001% to 7.500%          995            197,129,010      13.99       7.337        623       198,120      82.39       51.79
7.501% to 8.000%          920            160,111,190      11.36       7.814        612       174,034      83.44       55.62
8.001% to 8.500%          585             80,273,401       5.70       8.313        609       137,219      86.05       63.95
8.501% to 9.000%          498             61,841,832       4.39       8.801        600       124,180      87.08       62.29
9.001% to 9.500%          260             23,620,395       1.68       9.334        611        90,848      89.29       67.25
9.501% to 10.000%         313             20,677,269       1.47       9.859        628        66,062      94.22       61.00
10.001% to 10.500%        270             16,026,815       1.14      10.413        647        59,359      96.34       45.17
10.501% to 11.000%        778             46,681,036       3.31      10.859        654        60,001      98.94       31.78
11.001% to 11.500%         98              3,852,255       0.27      11.296        639        39,309      98.42       36.32
11.501% to 12.000%        102              4,220,959       0.30      11.929        636        41,382      99.46       63.49
12.001% to 12.500%         93              3,754,064       0.27      12.373        667        40,366      99.51       26.71
12.501% to 13.000%        252              9,421,632       0.67      12.850        644        37,387      99.41       28.91
13.001% to 13.500%          3                178,874       0.01      13.250        667        59,625     100.00        0.00
13.501% to 14.000%          3                281,496       0.02      13.817        677        93,832      97.54        0.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8,471         $1,408,829,911     100.00%      7.311%       640      $166,312      82.63%      53.70%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.311% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                           PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE    FULL OR
RANGE OF REMAINING          NUMBER OF       BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
  TERMS (MONTHS)         MORTGAGE LOANS   OUTSTANDING        POOL       COUPON       SCORE   OUTSTANDING      LTV        DOC
--------------------------------------------------------------------------------------------------------------------------------
73 to 84                          1      $       72,388       0.01%     8.750%        684      $ 72,388     100.00%    100.00%
169 to 180                    2,323         135,935,293       9.65     10.098         659        58,517      95.80      46.92
229 to 240                       24           2,811,774       0.20      7.116         630       117,157      75.03      46.75
349 to 360                    6,123       1,270,010,456      90.15      7.013         638       207,416      81.23      54.44
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,471      $1,408,829,911     100.00%     7.311%        640      $166,312      82.63%     53.70%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

--------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED    PERCENT
       RANGE OF                              PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
ORIGINAL MORTGAGE LOAN      NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
  PRINCIPAL BALANCES     MORTGAGE LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less              1,309        $   44,838,062        3.18%    10.599%       655       $34,254      96.20%     46.85%
$50,001 to $100,000          1,826           134,111,902        9.52      8.840        636        73,446      88.23      58.75
$100,001 to $150,000         1,520           189,537,789       13.45      7.705        630       124,696      83.26      59.50
$150,001 to $200,000         1,186           207,165,645       14.70      7.163        634       174,676      80.93      53.76
$200,001 to $250,000           851           189,992,721       13.49      6.993        634       223,258      80.65      53.53
$250,001 to $300,000           611           166,874,755       11.84      6.862        643       273,117      82.02      50.60
$300,001 to $350,000           414           133,546,785        9.48      6.884        639       322,577      81.90      48.99
$350,001 to $400,000           272           101,828,374        7.23      6.804        644       374,369      82.20      50.70
$400,001 to $450,000           161            68,482,834        4.86      6.776        654       425,359      81.95      49.05
$450,001 to $500,000           163            78,372,588        5.56      6.699        647       480,813      80.68      49.02
$500,001 to $550,000            58            30,484,645        2.16      6.681        652       525,597      82.10      53.62
$550,001 to $600,000            53            30,579,752        2.17      6.624        656       576,976      79.41      56.64
$600,001 to $650,000            21            13,301,060        0.94      6.346        661       633,384      79.02      80.80
$650,001 to $700,000             9             6,023,608        0.43      6.811        639       669,290      81.87      55.81
$700,001 to $750,000             2             1,468,636        0.10      6.000        667       734,318      73.50      49.97
$750,001 to $800,000            10             7,761,662        0.55      6.385        663       776,166      75.64      80.07
$800,001 to $850,000             2             1,628,744        0.12      6.437        759       814,372      72.69      50.10
$850,001 to $900,000             1               897,881        0.06      7.250        683       897,881      75.00     100.00
$900,001 to $950,000             1               939,867        0.07      6.375        665       939,867      69.81     100.00
$950,001 to $1,000,000           1               992,599        0.07      7.125        682       992,599      39.80       0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       8,471        $1,408,829,911      100.00%     7.311%       640      $166,312      82.63%     53.70%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $5,706 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $166,312.

PRODUCT TYPES

                                           AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                           PRINCIPAL       PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF       BALANCE         MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
    PRODUCT TYPES        MORTGAGE LOANS   OUTSTANDING         POOL       COUPON       SCORE   OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans           177         $   19,047,923        1.35%     7.293%       631    $   107,615     74.75%     58.94%
20 Year Fixed Loans            20              2,185,346        0.16      7.307        613        109,267     73.14      60.15
30 Year Fixed Loans         1,206            220,176,867       15.63      7.119        648        182,568     78.71      59.53
Six-Month LIBOR Loans           9              3,085,557        0.22      7.012        662        342,840     67.26      40.47
1/29 LIBOR Loans                2                344,198        0.02      7.229        586        172,099     74.69      64.57
2/28 LIBOR Loans            4,400            928,194,895       65.88      7.037        634        210,953     81.94      52.77
3/27 LIBOR Loans              237             48,821,927        3.47      6.900        632        206,000     80.38      49.86
5/25 LIBOR Loans              272             69,893,785        4.96      6.443        664        256,962     81.03      63.88
Balloon Loans               2,148            117,079,415        8.31     10.549        664         54,506     99.21      44.94
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      8,471         $1,408,829,911      100.00%     7.311%       640    $   166,312     82.63%     53.70%
------------------------------------------------------------------------------------------------------------------------------

---------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                      AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                      PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                       NUMBER OF       BALANCE         MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE     MORTGAGE LOANS   OUTSTANDING         POOL       COUPON      SCORE    OUTSTANDING      LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
ARM                      4,920       $1,050,340,361      74.55%     6.991%       636      $213,484      81.76%     53.34%
Fixed Rate               3,551          358,489,550      25.45      8.250        652       100,955      85.16      54.74
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                   8,471       $1,408,829,911     100.00%     7.311%       640      $166,312      82.63%     53.70%
----------------------------------------------------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE    FULL OR
RANGE OF ORIGINAL           NUMBER OF        BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS    OUTSTANDING        POOL       COUPON       SCORE   OUTSTANDING      LTV        DOC
---------------------------------------------------------------------------------------------------------------------------------
50.00% or less                  118      $   16,830,318         1.19%    6.974%       614      $142,630       42.25%     53.15%
50.01% to 55.00%                 61          10,238,677         0.73     7.083        608       167,847       52.92      50.76
55.01% to 60.00%                 76          13,676,654         0.97     6.818        605       179,956       57.95      44.62
60.01% to 65.00%                139          25,490,786         1.81     6.876        613       183,387       63.05      41.76
65.01% to 70.00%                292          61,861,622         4.39     6.932        612       211,855       68.47      46.93
70.01% to 75.00%                417          91,371,853         6.49     6.969        623       219,117       74.08      44.19
75.01% to 80.00%              2,977         631,534,516        44.83     6.792        654       212,138       79.77      47.23
80.01% to 85.00%                626         124,698,555         8.85     7.270        604       199,199       84.24      70.56
85.01% to 90.00%                876         167,456,697        11.89     7.310        630       191,161       89.49      62.89
90.01% to 95.00%                715         127,654,256         9.06     7.728        632       178,537       94.70      71.43
95.01% to 100.00%             2,174         138,015,978         9.80     9.921        667        63,485       99.93      53.23
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,471      $1,408,829,911       100.00%    7.311%       640      $166,312       82.63%     53.70%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.65% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.44% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.28%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                             PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                           NUMBER OF          BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Arizona                         268       $   35,562,672        2.52%      7.576%      634       $132,697      85.73%      53.90%
Arkansas                         11            1,132,874        0.08       7.538       599        102,989      90.38       91.87
California                    4,496          873,904,833       62.03       7.080       649        194,374      82.00       50.30
Colorado                        139           20,589,416        1.46       7.373       614        148,125      84.50       64.70
Connecticut                      63           10,932,010        0.78       7.310       630        173,524      82.50       39.01
Delaware                         18            2,537,502        0.18       7.992       613        140,972      84.34       53.80
District of Columbia             29            4,595,838        0.33       7.643       615        158,477      74.61       51.73
Florida                         296           35,553,010        2.52       7.794       618        120,112      83.48       59.35
Georgia                         105           13,615,628        0.97       8.235       632        129,673      86.02       52.29
Idaho                            26            2,776,830        0.20       7.239       609        106,801      82.53       81.15
Illinois                        253           37,373,413        2.65       7.420       625        147,721      84.86       53.20
Indiana                          42            3,639,546        0.26       7.941       602         86,656      86.60       73.40
Iowa                              7              798,690        0.06       8.024       602        114,099      82.91       68.18
Kansas                           18            2,351,864        0.17       8.386       597        130,659      86.16       68.44
Kentucky                         23            2,191,134        0.16       7.521       621         95,267      88.24       69.80
Louisiana                       156           13,174,395        0.94       8.137       604         84,451      85.50       76.80
Maine                            10              829,193        0.06       8.035       607         82,919      82.31       74.08
Maryland                        228           34,400,605        2.44       7.920       629        150,880      85.61       60.07
Massachusetts                    63           11,046,903        0.78       7.519       643        175,348      80.00       46.36
Michigan                         93           11,446,936        0.81       8.060       595        123,085      84.88       71.85
Minnesota                        35            6,128,720        0.44       7.387       620        175,106      87.29       62.84
Mississippi                      41            3,196,277        0.23       7.952       609         77,958      85.00       89.50
Missouri                         31            3,109,426        0.22       8.706       606        100,304      84.86       62.53
Montana                          43            4,493,204        0.32       7.528       639        104,493      82.70       70.66
Nebraska                          6              566,814        0.04       8.106       598         94,469      86.55       77.40
Nevada                          172           24,560,252        1.74       7.450       654        142,792      85.06       52.42
New Hampshire                    14            2,626,567        0.19       7.403       641        187,612      81.35       35.15
New Jersey                      145           28,464,468        2.02       7.632       611        196,307      81.38       68.10
New Mexico                       15            2,195,704        0.16       7.714       615        146,380      84.55       74.47
New York                        235           50,649,192        3.60       7.331       640        215,528      78.73       53.22
North Carolina                   91           10,081,985        0.72       8.261       632        110,791      86.65       61.47
Ohio                             54            5,911,059        0.42       7.923       616        109,464      90.63       70.03
Oklahoma                         37            3,547,177        0.25       7.724       611         95,870      85.21       70.35
Oregon                           59            8,351,984        0.59       7.579       639        141,559      84.48       74.94
Pennsylvania                    197           22,694,309        1.61       7.925       606        115,200      82.89       69.97
Rhode Island                     14            1,871,543        0.13       7.351       616        133,682      80.39       60.23
South Carolina                   25            2,175,174        0.15       8.255       607         87,007      86.58       77.39
South Dakota                      4              474,107        0.03       6.465       625        118,527      78.88      100.00
Tennessee                        93           10,918,141        0.77       7.897       617        117,399      82.60       70.75
Texas                           372           39,422,280        2.80       7.797       624        105,974      82.22       58.49
Utah                             35            4,791,443        0.34       7.703       651        136,898      87.85       50.41
Vermont                           5              836,640        0.06       7.239       618        167,328      84.51       63.60
Virginia                        236           34,434,468        2.44       7.914       628        145,909      84.26       48.05
Washington                      108           12,627,908        0.90       7.182       655        116,925      83.59       57.09
West Virginia                     8              788,472        0.06       8.229       661         98,559      81.12       65.23
Wisconsin                        48            4,848,744        0.34       7.916       641        101,016      87.54       71.67
Wyoming                           4              610,562        0.04       6.853       626        152,641      79.37       29.88
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,471       $1,408,829,911      100.00%      7.311%      640       $166,312      82.63%      53.70%
--------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.65% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

LOAN PURPOSE

                                            AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            NUMBER OF        BALANCE         MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN PURPOSE             MORTGAGE LOANS    OUTSTANDING         POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
----------------------------------------------------------------------------------------------------------------------------------
Purchase                     4,643        $  690,511,433       49.01%     7.417%       662      $148,721      84.56%      45.93%
Refinance - Cashout          2,828           538,119,002       38.20      7.209        618       190,283       80.61      60.73
Refinance - Rate Term        1,000           180,199,475       12.79      7.208        619       180,199       81.25      62.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       8,471        $1,408,829,911      100.00%     7.311%       640      $166,312       82.63%     53.70%
-------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                           AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                           PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            NUMBER OF       BALANCE       MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
-------------------------------------------------------------------------------------------------------------------------------
Single Family Detached        6,223      $1,033,466,229     73.36%     7.316%       637     $166,072       82.39%      53.55%
Rowhouse                          2             130,573      0.01      8.780        607       65,286       90.00      100.00
Townhouse                         4             369,445      0.03      8.037        589       92,361       83.71       73.78
Condominium                     849         122,090,444      8.67      7.150        656      143,805       83.82       50.21
Two- to Four-Family             351          71,001,912      5.04      7.330        663      202,285       80.26       50.21
Manufactured Housing             33           3,202,406      0.23      7.415        636       97,043       76.36       72.25
Planned Unit Development      1,009         178,568,904     12.67      7.380        640      176,976       84.20       57.95
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,471      $1,408,829,911    100.00%     7.311%       640     $166,312       82.63%      53.70%
----------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                              AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                              PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                               NUMBER OF       BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
DOCUMENTATION               MORTGAGE LOANS   OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation              4,231       $  678,607,435      48.17%     7.242%       625     $160,389       83.61%     100.00%
Streamlined Documentation       2,085          294,799,100      20.93      7.736        675      141,390       83.70        0.00
Stated Documentation              949          196,165,897      13.92      7.030        638      206,708       76.17        0.00
Limited Documentation             462           95,144,097       6.75      7.179        638      205,940       83.78        0.00
Full/Alt Documentation            360           77,919,074       5.53      7.120        639      216,442       83.46      100.00
Lite Documentation                384           66,194,308       4.70      7.378        646      172,381       84.31        0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          8,471       $1,408,829,911     100.00%     7.311%       640     $166,312       82.63%      53.70%
--------------------------------------------------------------------------------------------------------------------------------

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     MORTGAGE POOL COLLATERAL SUMMARY

OCCUPANCY

                                            AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                            NUMBER OF        BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
OCCUPANCY                MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
Primary                      7,983        $1,332,855,071      94.61%     7.316%       638      $166,962      82.75%      53.77%
Investment                     366            56,291,323       4.00      7.292        663       153,801      79.18       57.46
Second Home                    122            19,683,517       1.40      7.070        679       161,340      84.07       37.95
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       8,471        $1,408,829,911     100.00%     7.311%       640      $166,312      82.63%      53.70%
------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOAN AGE           NUMBER OF        BALANCE        MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
(MONTHS)                 MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
---------------------------------------------------------------------------------------------------------------------------------
3                             1,972       $  336,809,526      23.91%      7.253%      638      $170,796      83.43%      53.41%
4                             2,507          416,312,247      29.55       7.367       637       166,060      82.51       51.69
5                             2,474          397,518,173      28.22       7.362       639       160,678      82.53       54.50
6                              1289          218,647,530      15.52       7.257       647       169,626      82.01       56.76
7                               197           34,604,866       2.46       6.990       660       175,659      81.46       52.58
8                                24            3,909,078       0.28       6.974       679       162,878      82.49       52.43
9                                 4              621,027       0.04       6.956       605       155,257      70.46        8.88
10                                2               86,366       0.01       8.050       623        43,183      83.63      100.00
11                                2              321,099       0.02       7.879       626       160,549      88.38      100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,471       $1,408,829,911     100.00%      7.311%       640     $166,312      82.63%      53.70%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                                       AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                                       PRINCIPAL     PERCENT OF   WEIGHTED   VERAGE      PRINCIPAL     AVERAGE        FULL OR
ORIGINAL PREPAYMENT    NUMBER OF        BALANCE       MORTGAGE    AVERAGE    REDIT        BALANCE      ORIGINAL     ALTERNATIVE
    PENALTY TERM     MORTGAGE LOANS   OUTSTANDING       POOL       COUPON    SCORE      OUTSTANDING      LTV            DOC
    ------------     --------------   -----------       ----       ------    -----      -----------      ---            ---
None                     1,807       $  253,378,721     17.99%     7.887%     630         $140,221      83.91%         54.85%
12 Months                  266           57,758,133      4.10      7.171      661          217,136      80.86          50.41
24 Months                4,217          778,694,728     55.27      7.125      638          184,656      82.70          52.43
36 Months                2,180          318,579,160     22.61      7.333      648          146,137      81.75          56.55
60 Months                    1              419,169      0.03      7.500      602          419,169      85.00           0.00
                         -----       --------------    ------      -----      ---         --------      -----          -----
TOTAL:                   8,471       $1,408,829,911    100.00%     7.311%     640         $166,312      82.63%         53.70%
                         -----       --------------    ------      -----      ---         --------      -----          -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------    --------------   -----------           ----      ------     -----     -----------      ---        ---
498 to 500                        8       $    1,182,466          0.08%    7.929%      499        $147,808      76.36%     68.07%
501 to 525                      306           51,441,827          3.65     8.053       514         168,111      77.16      78.52
526 to 550                      361           62,553,263          4.44     7.860       539         173,278      77.53      79.80
551 to 575                      537           94,239,638          6.69     7.495       563         175,493      81.26      71.05
576 to 600                      904          139,657,746          9.91     7.537       589         154,489      82.19      73.39
601 to 625                    1,227          203,306,750         14.43     7.406       614         165,694      82.83      61.84
626 to 650                    1,541          248,005,693         17.60     7.386       638         160,938      83.94      48.27
651 to 675                    1,395          238,042,111         16.90     7.183       663         170,640      83.39      39.44
676 to 700                      911          152,747,566         10.84     7.080       687         167,670      83.67      42.74
701 to 725                      599          101,165,771          7.18     6.976       713         168,891      83.30      41.21
726 to 750                      357           59,422,857          4.22     6.807       737         166,451      83.90      39.77
751 to 775                      251           43,457,395          3.08     6.842       763         173,137      81.96      41.04
776 to 800                       70           12,600,815          0.89     6.617       784         180,012      80.90      59.11
801 to 810                        4            1,006,014          0.07     6.056       804         251,503      79.50      74.26
                              -----       --------------        ------     -----       ---        --------      -----      -----
TOTAL:                        8,471       $1,408,829,911        100.00%    7.311%      640        $166,312      82.63%     53.70%
                              -----       --------------        ------     -----       ---        --------      -----      -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 498 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

CREDIT GRADE

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
CREDIT GRADE              MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
------------              --------------   -----------           ----      ------     -----     -----------      ---        ---
AA                            4,044       $  676,916,640         48.05%    7.102%      687        $167,388      83.69%     41.19%
A                             2,187          361,381,422         25.65     7.361       627         165,241      83.09      56.03
A-                              833          125,219,970          8.89     7.567       594         150,324      82.19      73.27
B+                              627          111,797,483          7.94     7.429       569         178,305      81.83      70.02
B                               725          123,875,777          8.79     7.851       538         170,863      77.35      78.89
C+                                1               99,375          0.01     7.500       586          99,375      75.00     100.00
C                                54            9,539,243          0.68     8.518       552         176,653      73.29      77.36
                          ------------------------------------------------------------------------------------------------------
TOTAL:                        8,471       $1,408,829,911        100.00%    7.311%      640        $166,312      82.63%     53.70%
                          ------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
----------------------    --------------   -----------           ----      ------     -----     -----------      ---        ---
2.001% to 2.500%                  1       $      250,124          0.02%    7.250%      678        $250,124      80.00%      0.00%
4.001% to 4.500%                 37           11,880,963          1.13     6.032       672         321,107      69.39      53.25
4.501% to 5.000%                563          139,882,041         13.32     6.277       666         248,458      79.71      59.16
5.001% to 5.500%                713          170,391,376         16.22     6.424       647         238,978      79.18      60.44
5.501% to 6.000%                891          205,827,287         19.60     6.686       639         231,007      79.94      45.40
6.001% to 6.500%              1,170          248,791,033         23.69     7.127       635         212,642      82.35      48.02
6.501% to 7.000%                768          146,613,550         13.96     7.499       617         190,903      85.58      54.97
7.001% to 7.500%                388           68,668,512          6.54     7.991       606         176,981      86.08      57.12
7.501% to 8.000%                331           49,690,330          4.73     8.537       594         150,122      86.08      62.54
8.001% to 8.500%                 37            4,842,256          0.46     8.761       588         130,872      83.46      53.52
8.501% to 9.000%                 15            2,741,273          0.26     9.062       638         182,752      90.18      50.23
9.001% to 9.500%                  4              457,188          0.04     9.656       540         114,297      84.91      79.56
9.501% to 10.000%                 2              304,428          0.03     9.869       609         152,214      84.99      33.29
                          ------------------------------------------------------------------------------------------------------
TOTAL:                        4,920       $1,050,340,361        100.00%    6.991%      636        $213,484      81.76%     53.34%
                          ------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.018% per annum.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
RANGE OF MAXIMUM            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
MORTGAGE RATES            MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
--------------            --------------   -----------           ----      ------     -----     -----------      ---        ---
12.000% or less                 117       $   34,897,653          3.32%     5.459%     696        $298,271      79.26%     70.70%
12.001% to 12.500%              507          136,205,503         12.97      5.895      675         268,650      79.62      65.83
12.501% to 13.000%              828          201,809,557         19.21      6.361      653         243,731      80.47      51.89
13.001% to 13.500%             1174          263,751,940         25.11      6.843      640         224,661      81.02      42.72
13.501% to 14.000%              789          163,433,789         15.56      7.336      620         207,140      82.63      51.82
14.001% to 14.500%              681          125,147,613         11.91      7.817      609         183,770      84.00      53.50
14.501% to 15.000%              393           61,611,690          5.87      8.313      596         156,773      85.02      62.58
15.001% to 15.500%              280           44,414,122          4.23      8.758      585         158,622      85.76      58.94
15.501% to 16.000%               85           11,217,366          1.07      9.280      570         131,969      83.50      64.20
16.001% to 16.500%               46            5,399,645          0.51      9.683      563         117,384      84.84      58.83
16.501% to 17.000%               15            1,854,768          0.18     10.344      566         123,651      82.79      63.31
17.001% to 17.500%                3              393,301          0.04     10.745      523         131,100      78.83     100.00
17.501% to 18.000%                2              203,414          0.02     11.316      532         101,707      81.07     100.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        4,920       $1,050,340,361        100.00%     6.991%     636        $213,484      81.76%     53.34%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.486% per annum.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         MORTGAGE POOL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE      MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
--------------------      --------------   -----------           ----      ------     -----     -----------      ---        ---
May 2004                          4       $      839,608          0.08%    7.198%      659        $209,902      83.45%     37.46%
July 2004                         2            1,311,663          0.12     7.034       673         655,831      47.04       0.00
September 2004                    1              103,027          0.01     8.240       683         103,027      90.00     100.00
October 2004                      2              831,259          0.08     6.639       644         415,629      80.00     100.00
December 2004                     1              222,252          0.02     6.875       612         222,252      80.00     100.00
January 2005                      1              121,946          0.01     7.875       539         121,946      65.00       0.00
May 2005                          1               72,410          0.01     8.750       620          72,410     100.00     100.00
June 2005                         1               69,083          0.01     7.375       620          69,083      79.64     100.00
July 2005                         2              347,752          0.03     6.857       546         173,876      71.33       0.00
August 2005                      12            2,217,737          0.21     7.019       687         184,811      83.36      25.98
September 2005                   73           16,037,076          1.53     6.724       652         219,686      81.20      49.45
October 2005                    609          128,204,396         12.21     7.086       638         210,516      81.80      54.87
November 2005                 1,243          252,544,659         24.04     7.085       633         203,173      81.82      53.32
December 2005                 1,387          295,596,899         28.14     7.064       631         213,120      81.60      52.02
January 2006                  1,072          233,104,883         22.19     6.944       634         217,449      82.64      52.51
May 2006                          1              248,689          0.02     7.625       628         248,689      85.00     100.00
September 2006                    3              406,273          0.04     6.997       697         135,424      84.10      75.26
October 2006                     37            7,182,772          0.68     6.818       614         194,129      80.70      76.46
November 2006                    71           15,745,647          1.50     6.859       636         221,770      79.41      39.86
December 2006                    66           12,564,926          1.20     6.955       643         190,378      80.90      45.76
January 2007                     59           12,673,620          1.21     6.924       625         214,807      80.67      49.48
September 2008                    9            2,556,888          0.24     6.349       654         284,099      82.82      50.79
October 2008                     58           16,257,897          1.55     6.331       667         280,309      80.87      65.43
November 2008                    83           19,824,213          1.89     6.530       659         238,846      79.89      64.82
December 2008                    67           16,514,569          1.57     6.507       668         246,486      81.06      62.67
January 2009                     55           14,740,217          1.40     6.395       661         268,004      82.42      64.55
                              -----       --------------        ------     -----       ---        --------      -----      -----
TOTAL:                        4,920       $1,050,340,361        100.00%    6.991%      636        $213,484      81.76%     53.34%
                              -----       --------------        ------     -----       ---        --------      -----      -----

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                 $542,760,886
Aggregate Original Principal Balance                    $544,852,361
Number of Mortgage Loans                                       2,623

                                    MINIMUM              MAXIMUM           AVERAGE (1)
                                    -------              -------           -----------
Original Principal Balance          $11,980             $995,000             $207,721
Outstanding Principal Balance       $11,970             $992,599             $206,924

                                   MINIMUM               MAXIMUM      WEIGHTED AVERAGE (2)
                                   -------               -------      --------------------
Original Term (mos)                    80                   360                 338
Stated Remaining Term (mos)            75                   357                 333
Loan Age (mos)                          3                     9                   4
Current Interest Rate               4.990%               13.875%              7.351%
Initial Interest Rate Cap(4)        1.000%                5.000%              1.922%
Periodic Rate Cap(4)                1.000%                1.500%              1.000%
Gross Margin(4)                     4.125%                9.750%              6.001%
Maximum Mortgage Rate(4)           11.100%               17.875%             13.460%
Minimum Mortgage Rate(4)            4.990%               11.375%              6.963%
Months to Roll(4)                       1                    57                  23
Original Loan-to-Value              19.33%               100.00%              83.06%
Credit Score (3)                      499                   803                 641

                                   EARLIEST              LATEST
                                   --------              ------
Maturity Date                      07/01/10             01/01/34

LIEN POSITION                            PERCENT OF MORTGAGE POOL
-------------                            ------------------------
1st Lien                                           88.81%
2nd Lien                                           11.19

OCCUPANCY                                PERCENT OF MORTGAGE POOL
---------                                ------------------------
Primary                                           96.14%
Second Home                                        1.28
Investment                                         2.58

LOAN TYPE                                PERCENT OF MORTGAGE POOL
---------                                ------------------------
Fixed Rate                                        26.41%
ARM                                               73.59

AMORTIZATION TYPE                        PERCENT OF MORTGAGE POOL
-----------------                        ------------------------
Fully Amortizing                                  79.47%
Interest-Only                                      9.43
Balloon                                           11.10

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                  100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                               47.56%
Refinance - Rate/Term                  12.20
Refinance - Cashout                    40.24

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                          76.41%
Rowhouse                                0.01
Townhouse                               0.01
Condominium                             6.26
Two- to Four-Family                     2.47
Manufactured Housing                    0.14
Planned Unit Development               14.71

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
-----------------------   --------------   -----------           ----      ------     -----     -----------      ---        ---
5.500% or less                   40        $ 16,809,641           3.10%     5.361%     703        $420,241      78.39%     67.82%
5.501% to 6.000%                177          71,585,074          13.19      5.891      676         404,435      79.60      65.46
6.001% to 6.500%                288          98,420,646          18.13      6.356      651         341,738      78.90      54.42
6.501% to 7.000%                404         119,784,702          22.07      6.838      644         296,497      80.69      45.46
7.001% to 7.500%                245          61,561,813          11.34      7.335      617         251,273      82.14      49.83
7.501% to 8.000%                262          50,151,823           9.24      7.812      613         191,419      82.99      56.73
8.001% to 8.500%                215          31,353,316           5.78      8.322      612         145,829      86.94      66.83
8.501% to 9.000%                220          28,340,068           5.22      8.783      609         128,818      88.09      65.05
9.001% to 9.500%                127          12,445,218           2.29      9.348      615          97,994      90.45      62.87
9.501% to 10.000%               132          11,153,214           2.05      9.856      622          84,494      93.74      66.59
10.001% to 10.500%              107           8,617,893           1.59     10.411      645          80,541      95.34      42.57
10.501% to 11.000%              291          25,172,399           4.64     10.854      650          86,503      98.37      32.82
11.001% to 11.500%               18           1,537,291           0.28     11.312      637          85,405      96.48      39.06
11.501% to 12.000%               21           1,301,721           0.24     11.934      631          61,987      98.92      62.58
12.001% to 12.500%               22           1,357,158           0.25     12.386      657          61,689      99.63      48.70
12.501% to 13.000%               48           2,708,539           0.50     12.850      658          56,428      98.80      18.98
13.001% to 13.500%                3             178,874           0.03     13.250      667          59,625     100.00       0.00
13.501% to 14.000%                3             281,496           0.05     13.817      677          93,832      97.54       0.00
                          ------------------------------------------------------------------------------------------------------
TOTAL:                        2,623        $542,760,886         100.00%     7.351%     641        $206,924      83.06%     54.27%
                          ------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.351% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
RANGE OF REMAINING          NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
TERMS (MONTHS)            MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
--------------            --------------   -----------           ----      ------     -----     -----------      ---        ---
73 to 84                          1       $     72,388            0.01%    8.750%      684        $ 72,388     100.00%    100.00%
169 to 180                      792         67,021,138           12.35    10.065       662          84,623      96.57      46.38
229 to 240                        8            832,730            0.15     7.274       612         104,091      78.90      70.08
349 to 360                    1,822        474,834,629           87.49     6.968       638         260,612      81.16      55.35
                          ------------------------------------------------------------------------------------------------------
TOTAL:                        2,623       $542,760,886          100.00%    7.351%      641        $206,924      83.06%     54.27%
                          ------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
       RANGE OF                             PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
   ORIGINAL MORTGAGE        NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES   MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
-----------------------   --------------   -----------           ----      ------     -----     -----------      ---        ---
$ 50,000 or less                216        $  7,618,386           1.40%    9.551%      628        $ 35,270      84.55%     59.29%
$ 50,001 to $100,000            897          68,570,137          12.63     9.134       635          76,444      90.18      57.88
$100,001 to $150,000            471          57,204,185          10.54     8.663       632         121,453      87.65      58.32
$150,001 to $200,000            121          20,697,452           3.81     7.926       608         171,053      83.94      64.43
$200,001 to $250,000             40           8,752,996           1.61     7.747       601         218,825      78.60      54.23
$250,001 to $300,000             37          10,047,912           1.85     7.499       606         271,565      82.11      56.44
$300,001 to $350,000            120          40,784,948           7.51     6.940       633         339,875      80.93      47.47
$350,001 to $400,000            252          94,239,526          17.36     6.763       643         373,966      82.48      51.21
$400,001 to $450,000            154          65,541,108          12.08     6.763       652         425,592      82.01      48.71
$450,001 to $500,000            159          76,381,755          14.07     6.706       646         480,388      80.81      48.34
$500,001 to $550,000             58          30,484,645           5.62     6.681       652         525,597      82.10      53.62
$550,001 to $600,000             51          29,423,779           5.42     6.607       653         576,937      79.39      56.84
$600,001 to $650,000             21          13,301,060           2.45     6.346       661         633,384      79.02      80.80
$650,001 to $700,000              9           6,023,608           1.11     6.811       639         669,290      81.87      55.81
$700,001 to $750,000              2           1,468,636           0.27     6.000       667         734,318      73.50      49.97
$750,001 to $800,000             10           7,761,662           1.43     6.385       663         776,166      75.64      80.07
$800,001 to $850,000              2           1,628,744           0.30     6.437       759         814,372      72.69      50.10
$850,001 to $900,000              1             897,881           0.17     7.250       683         897,881      75.00     100.00
$900,001 to $950,000              1             939,867           0.17     6.375       665         939,867      69.81     100.00
$950,001 to $1,000,000            1             992,599           0.18     7.125       682         992,599      39.80       0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,623        $542,760,886         100.00%    7.351%      641        $206,924      83.06%     54.27%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,970 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $206,924.

PRODUCT TYPES

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
PRODUCT TYPES             MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
-------------             --------------   -----------           ----      ------     -----     -----------      ---        ---
15 Year Fixed Loans              57        $  6,972,086           1.28%    7.315%      626        $122,317      76.31%     53.14%
20 Year Fixed Loans               7             713,074           0.13     7.446       596         101,868      78.72      81.84
30 Year Fixed Loans             357          75,400,674          13.89     6.992       651         211,206      78.26      62.78
Six-Month LIBOR Loans             4           2,072,048           0.38     6.930       679         518,012      60.50      32.81
1/29 LIBOR Loans                  1             121,946           0.02     7.875       539         121,946      65.00       0.00
2/28 LIBOR Loans              1,315         348,574,155          64.22     7.030       633         265,075      82.05      54.57
3/27 LIBOR Loans                 67          18,582,564           3.42     6.882       632         277,352      79.32      40.93
5/25 LIBOR Loans                 78          30,083,243           5.54     6.236       670         385,683      80.69      56.45
Balloon Loans                   737          60,241,098          11.10    10.374       666          81,738      98.88      45.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,623        $542,760,886         100.00%    7.351%      641        $206,924      83.06%     54.27%
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
                            NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE           MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
---------------           --------------   -----------           ----      ------     -----     -----------      ---        ---
ARM                           1,465       $399,433,956           73.59%    6.963%      636        $272,651      81.71%     53.95%
Fixed Rate                    1,158        143,326,930           26.41     8.431       656         123,771      86.84      55.17
                              --------------------------------------------------------------------------------------------------
TOTAL:                        2,623       $542,760,886          100.00%    7.351%      641        $206,924      83.06%     54.27%
                              --------------------------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                               WEIGHTED      AVERAGE     WEIGHTED    PERCENT
                                            PRINCIPAL         PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    FULL OR
RANGE OF ORIGINAL           NUMBER OF        BALANCE           MORTGAGE   AVERAGE    CREDIT       BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING           POOL      COUPON     SCORE     OUTSTANDING      LTV        DOC
--------------------      --------------   -----------           ----      ------     -----     -----------      ---        ---
50.00% or less                   40       $  6,716,668            1.24%    7.025%      622        $167,917      40.72%     37.74%
50.01% to 55.00%                 15          2,687,003            0.50     7.341       586         179,134      53.81      58.52
55.01% to 60.00%                 22          4,381,265            0.81     6.813       598         199,148      57.75      54.40
60.01% to 65.00%                 51          9,628,976            1.77     6.877       604         188,803      63.33      41.90
65.01% to 70.00%                100         26,402,659            4.86     6.822       631         264,027      68.35      50.09
70.01% to 75.00%                156         42,023,806            7.74     6.967       633         269,383      74.19      39.64
75.01% to 80.00%                762        218,676,999           40.29     6.688       653         286,978      79.65      49.16
80.01% to 85.00%                216         48,623,150            8.96     7.271       606         225,107      84.28      71.05
85.01% to 90.00%                302         65,256,664           12.02     7.369       629         216,082      89.46      61.70
90.01% to 95.00%                273         57,234,458           10.55     7.779       634         209,650      94.67      71.22
95.01% to 100.00%               686         61,129,238           11.26    10.006       667          89,110      99.93      50.86
                              --------------------------------------------------------------------------------------------------
TOTAL:                        2,623       $542,760,886          100.00%    7.351%      641        $206,924      83.06%     54.27%
                              --------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.19% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.87%.

-------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                          PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                           NUMBER OF       BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS  OUTSTANDING    POOL       COUPON      SCORE    OUTSTANDING     LTV         DOC
-----------------------  --------------  ------------ ----------  ---------  ---------  -----------  ---------  -----------
Arizona                              65  $ 12,001,591       2.21%     7.460%       631  $   184,640      85.18%       55.43%
Arkansas                              5       363,730       0.07      8.014        597       72,746      87.34        86.80
California                        1,460   367,783,313      67.76      7.140        648      251,906      83.01        51.74
Colorado                             29     5,408,010       1.00      7.496        598      186,483      87.40        60.63
Connecticut                          19     3,586,373       0.66      7.614        615      188,756      78.91        23.98
Delaware                              8       717,083       0.13      8.847        597       89,635      82.70        67.14
District of Columbia                  4       757,100       0.14      7.717        606      189,275      87.87       100.00
Florida                              97    11,699,230       2.16      8.101        613      120,611      85.00        69.58
Georgia                              26     4,132,451       0.76      8.251        655      158,940      83.88        29.55
Idaho                                 5       600,846       0.11      6.501        619      120,169      77.28        28.44
Illinois                             44     9,325,441       1.72      7.581        626      211,942      85.89        52.42
Indiana                              15     1,009,886       0.19      7.939        621       67,326      84.01        49.63
Iowa                                  2       133,740       0.02      7.044        611       66,870      87.39       100.00
Kansas                               10     1,293,457       0.24      8.829        594      129,346      88.14        72.90
Kentucky                              9       814,232       0.15      7.857        629       90,470      84.02        58.43
Louisiana                            54     4,076,342       0.75      8.637        589       75,488      86.20        79.28
Maine                                 5       293,659       0.05      8.339        604       58,732      85.78        88.86
Maryland                             63    12,389,780       2.28      7.750        626      196,663      85.44        65.65
Massachusetts                        13     2,315,802       0.43      8.340        681      178,139      79.06        29.17
Michigan                             49     6,094,466       1.12      8.012        591      124,377      83.61        63.23
Minnesota                             4       955,929       0.18      7.982        651      238,982      89.98        48.72
Mississippi                          21     1,334,066       0.25      8.294        588       63,527      84.48        85.90
Missouri                             20     2,138,004       0.39      8.707        607      106,900      82.54        69.39
Montana                              16     1,384,072       0.26      7.975        618       86,505      80.25        81.82
Nebraska                              1        49,889       0.01      8.990        542       49,889      78.13       100.00
Nevada                               40     7,895,418       1.45      7.260        661      197,385      82.73        39.71
New Hampshire                         3       572,973       0.11      8.150        661      190,991      83.10        21.54
New Jersey                           39    10,263,120       1.89      7.309        613      263,157      81.00        81.02
New Mexico                            2       492,278       0.09      7.072        637      246,139      83.78       100.00
New York                             51    15,805,355       2.91      7.363        663      309,909      78.11        54.27
North Carolina                       22     2,744,406       0.51      8.347        618      124,746      85.78        38.03
Ohio                                 22     1,993,974       0.37      8.061        606       90,635      88.17        87.71
Oklahoma                             15     1,221,122       0.22      8.020        583       81,408      86.76        68.03
Oregon                               13     2,712,198       0.50      7.631        649      208,631      84.41        96.01
Pennsylvania                         90     8,752,506       1.61      8.124        603       97,250      81.88        75.52
Rhode Island                          2       268,710       0.05      7.255        603      134,355      71.31        41.42
South Carolina                       13     1,018,641       0.19      8.888        597       78,357      86.81        79.04
Tennessee                            49     5,721,173       1.05      7.953        622      116,759      77.46        65.98
Texas                                96    14,064,523       2.59      7.867        627      146,505      83.32        63.06
Utah                                 10     1,222,123       0.23      8.014        686      122,212      85.79        32.00
Vermont                               2       181,375       0.03      6.943        612       90,687      82.38        51.96
Virginia                             76    12,499,831       2.30      8.055        616      164,471      84.08        44.92
Washington                           24     3,426,150       0.63      7.107        654      142,756      77.41        30.83
Wisconsin                             9       947,296       0.17      8.290        618      105,255      84.46        87.04
Wyoming                               1       299,220       0.06      6.500        588      299,220      70.47         0.00
                         --------------  ------------  ---------  ---------   --------  -----------  ---------  -----------
TOTAL:                            2,623  $542,760,886     100.00%     7.351%       641  $   206,924      83.06%       54.27%

No more than approximately 1.17% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        GROUP B COLLATERAL SUMMARY

LOAN PURPOSE

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
Purchase                         1,342  $258,127,153       47.56%    7.490%       663  $   192,345      85.45%      49.65%
Refinance - Cashout                959   218,419,996       40.24     7.209        621      227,758      80.66       59.21
Refinance - Rate Term              322    66,213,737       12.20     7.274        623      205,633      81.67       56.01
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886      100.00%    7.351%       641  $   206,924      83.06%      54.27%

PROPERTY TYPE

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          NUMBER OF       BALANCE     MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
PROPERTY TYPE           MORTGAGE LOANS   OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
Single Family Detached           2,011  $414,707,532       76.41%    7.335%       639  $   206,220      82.65%       53.73%
Rowhouse                             1        40,391        0.01     9.125        723       40,391      90.00       100.00
Townhouse                            1        47,412        0.01     7.750        679       47,412      89.98       100.00
Condominium                        193    33,961,950        6.26     7.377        650      175,969      85.12        46.22
Two- to Four-Family                 81    13,414,638        2.47     7.851        666      165,613      83.58        64.86
Manufactured Housing                11       771,050        0.14     8.205        594       70,095      76.53        86.41
Planned Unit Development           325    79,817,913       14.71     7.329        642      245,594      84.27        58.41
                        --------------  ------------   ---------  --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886      100.00%    7.351%       641  $   206,924      83.06%       54.27%

DOCUMENTATION

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING    POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
Full Documentation               1,322  $247,883,325       45.67%    7.296%       627  $   187,506      84.18%      100.00%
Streamlined
 Documentation                     555    98,895,036       18.22     7.954        674      178,189      84.32         0.00
Stated Documentation               275    69,308,117       12.77     7.005        638      252,030      76.49         0.00
Limited Documentation              195    54,311,115       10.01     7.170        640      278,519      83.31         0.00
Full/Alt Documentation             164    46,687,249        8.60     7.057        647      284,678      83.06       100.00
Lite Documentation                 112    25,676,044        4.73     7.402        653      229,250      84.62         0.00
                        --------------  ------------   ---------  --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886      100.00%    7.351%       641  $   206,924      83.06%       54.27%


------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        GROUP B COLLATERAL SUMMARY

OCCUPANCY

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
      OCCUPANCY         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING      LTV        DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
Primary                          2,483  $521,788,113      96.14%     7.345%       640  $   210,144      83.16%       54.60%
Investment                         108    14,005,374       2.58      7.612        662      129,679      80.14        61.08
Second Home                         32     6,967,400       1.28      7.264        667      217,731      81.44        16.43
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886     100.00%     7.351%       641  $   206,924      83.06%       54.27%
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     FULL OR
  MORTGAGE LOAN AGE        NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT    BALANCE    ORIGINAL   ALTERNATIVE
      (MONTHS)          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ----------  --------   --------  -----------  ---------  -----------
3                                  624  $132,329,314       24.38%    7.288%       640  $   212,066      84.02%      52.75%
4                                  803   159,209,918       29.33     7.486        636      198,269      83.31       52.81
5                                  745   150,103,023       27.66     7.378        642      201,481      83.11       55.10
6                                  384    85,541,056       15.76     7.211        646      222,763      81.44       58.95
7                                   56    13,543,498        2.50     6.984        662      241,848      80.76       48.17
8                                    9     1,872,386        0.34     7.113        686      208,043      80.87       52.85
9                                    2       161,691        0.03     7.486        636       80,846      82.63       34.11
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886     100.00%     7.351%       641  $   206,924      83.06%      54.27%
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     FULL OR
 ORIGINAL PREPAYMENT      NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
    PENALTY TERM        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ----------  --------   --------  -----------  ---------  -----------
None                               513  $ 93,887,973      17.30%     7.982%       633  $   183,017      84.45%       53.67%
12 Months                           84    24,852,930       4.58      7.173        666      295,868      80.54        52.11
24 Months                        1,347   302,105,388      55.66      7.190        638      224,280      83.25        53.97
36 Months                          678   121,495,427      22.38      7.298        649      179,197      82.02        56.12
60 Months                            1       419,169       0.08      7.500        602      419,169      85.00         0.00
                        --------------  ------------  ----------  --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886     100.00%     7.351%       641  $   206,924      83.06%       54.27%
                        --------------  ------------  ----------  --------   --------  -----------  ---------  -----------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING      LTV        DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
499 to 500                           3  $    339,180        0.06%    7.783%       500  $   113,060      74.46%       100.00%
501 to 525                         119    20,035,305        3.69     8.112        514      168,364      76.94        73.01
526 to 550                         137    25,124,221        4.63     7.871        539      183,388      77.38        76.67
551 to 575                         187    33,265,905        6.13     7.703        563      177,893      83.42        69.96
576 to 600                         297    50,308,845        9.27     7.595        588      169,390      82.62        68.69
601 to 625                         374    77,492,318       14.28     7.474        614      207,199      83.16        65.72
626 to 650                         430    92,408,826       17.03     7.363        639      214,904      84.51        47.74
651 to 675                         436   100,012,011       18.43     7.220        663      229,385      83.64        42.31
676 to 700                         269    59,386,925       10.94     7.137        687      220,769      84.30        44.50
701 to 725                         182    41,793,096        7.70     6.982        713      229,632      83.57        46.86
726 to 750                          98    20,772,896        3.83     6.848        738      211,968      84.46        41.16
751 to 775                          69    16,746,460        3.09     6.848        763      242,702      80.37        40.99
776 to 800                          21     4,678,428        0.86     6.808        783      222,782      84.20        71.09
801 to 803                           1       396,470        0.07     5.750        803      396,470      70.00       100.00
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886      100.00%    7.351%       641  $   206,924      83.06%       54.27%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 499 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

CREDIT GRADE

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
CREDIT GRADE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING      LTV        DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
AA                               1,194  $267,826,139       49.35%    7.134%       686  $   224,310      84.14%       43.99%
A                                  635   135,155,360       24.90     7.400        628      212,843      83.30        58.22
A-                                 277    47,378,750        8.73     7.585        594      171,042      82.31        69.31
B+                                 212    38,946,106        7.18     7.562        571      183,708      83.50        65.00
B                                  274    48,245,518        8.89     7.848        539      176,079      77.68        73.95
C                                   31     5,209,013        0.96     8.895        557      168,033      74.50        81.41
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           2,623  $542,760,886      100.00%    7.351%       641  $   206,924      83.06%       54.27%

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                               COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                               SERIES 2004-WMC3
                               GROUP B COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF GROSS MARGINS  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV        DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
4.001% to 4.500%                    14  $  6,777,490        1.70%    5.864%       684  $   484,106      68.13%       53.08%
4.501% to 5.000%                   170    62,495,791       15.65     6.181        671      367,622      79.58        60.09
5.001% to 5.500%                   192    67,702,170       16.95     6.383        649      352,615      79.18        59.12
5.501% to 6.000%                   261    82,462,234       20.64     6.689        631      315,947      79.85        46.49
6.001% to 6.500%                   291    81,283,635       20.35     7.121        636      279,325      82.44        44.76
6.501% to 7.000%                   191    43,723,073       10.95     7.474        616      228,917      87.23        52.95
7.001% to 7.500%                    95    18,539,513        4.64     7.974        594      195,153      86.89        65.34
7.501% to 8.000%                   193    28,104,903        7.04     8.659        594      145,621      85.88        70.82
8.001% to 8.500%                    37     4,842,256        1.21     8.761        588      130,872      83.46        53.52
8.501% to 9.000%                    15     2,741,273        0.69     9.062        638      182,752      90.18        50.23
9.001% to 9.500%                     4       457,188        0.11     9.656        540      114,297      84.91        79.56
9.501% to 10.000%                    2       304,428        0.08     9.869        609      152,214      84.99        33.29
                        --------------  ------------   ---------  --------   --------  -----------  ---------  -----------
TOTAL:                           1,465  $399,433,956      100.00%    6.963%       636  $   272,651      81.71%       53.95%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.001% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE    FULL OR
 RANGE OF MAXIMUM         NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
 MORTGAGE RATES         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
12.000% or less                     43  $ 17,500,518        4.38%    5.430%       699  $   406,989      78.64%       67.66%
12.001% to 12.500%                 160    64,551,358       16.16     5.894        674      403,446      79.99        64.42
12.501% to 13.000%                 219    74,866,149       18.74     6.355        644      341,855      80.05        52.88
13.001% to 13.500%                 296    93,820,282       23.49     6.834        642      316,960      81.73        42.23
13.501% to 14.000%                 190    53,308,068       13.35     7.335        618      280,569      82.19        48.69
14.001% to 14.500%                 185    39,801,272        9.96     7.820        607      215,142      82.53        52.79
14.501% to 15.000%                 134    22,270,719        5.58     8.321        591      166,199      85.54        68.76
15.001% to 15.500%                 133    21,252,051        5.32     8.720        593      159,790      86.76        59.99
15.501% to 16.000%                  54     6,298,606        1.58     9.292        566      116,641      83.91        62.22
16.001% to 16.500%                  33     3,754,200        0.94     9.615        565      113,764      87.39        68.83
16.501% to 17.000%                  13     1,414,017        0.35    10.368        579      108,771      82.68        51.87
17.001% to 17.500%                   3       393,301        0.10    10.745        523      131,100      78.83       100.00
17.501% to 18.000%                   2       203,414        0.05    11.316        532      101,707      81.07       100.00
                        --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
TOTAL:                           1,465  $399,433,956      100.00%    6.963%       636  $   272,651      81.71%       53.95%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.100% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.460% per annum.

------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                        SERIES 2004-WMC3
                                        GROUP B COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                         AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                         PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE    FULL OR
                           NUMBER OF      BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
 NEXT ADJUSTMENT DATE   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC
---------------------   --------------  ------------  ---------   --------   --------  -----------  ---------  -----------
May 2004                             2  $    498,993        0.12%    7.189%       685  $   249,497      78.98%       19.92%
July 2004                            1       992,599        0.25     7.125        682      992,599      39.80         0.00
October 2004                         1       580,456        0.15     6.375        670      580,456      80.00       100.00
January 2005                         1       121,946        0.03     7.875        539      121,946      65.00         0.00
July 2005                            1       106,543        0.03     6.250        647      106,543      80.00         0.00
August 2005                          4     1,004,133        0.25     7.133        693      251,033      81.02        29.79
September 2005                      19     6,619,308        1.66     6.669        652      348,385      79.03        43.22
October 2005                       179    48,006,311       12.02     7.066        638      268,192      81.42        58.57
November 2005                      377    93,697,321       23.46     7.102        632      248,534      82.14        54.62
December 2005                      415   110,751,649       27.73     7.075        627      266,871      81.63        55.23
January 2006                       320    88,388,890       22.13     6.905        635      276,215      83.07        52.73
October 2006                         6     1,764,637        0.44     6.455        597      294,106      74.61       100.00
November 2006                       19     7,131,256        1.79     6.776        646      375,329      77.54        25.22
December 2006                       23     4,867,212        1.22     7.143        642      211,618      83.13        40.94
January 2007                        19     4,819,458        1.21     6.934        614      253,656      79.85        42.53
September 2008                       3     1,086,066        0.27     6.471        623      362,022      81.77         0.00
October 2008                        18     8,185,848        2.05     6.136        666      454,769      80.62        53.86
November 2008                       18     6,781,430        1.70     6.200        679      376,746      78.26        58.05
December 2008                       23     7,850,919        1.97     6.382        676      341,344      81.44        59.05
January 2009                        16     6,178,980        1.55     6.179        667      386,186      82.30        64.73
                        --------------  ------------  ----------  --------   --------  -----------  ---------  -----------
TOTAL:                           1,465  $399,433,956      100.00%    6.963%       636  $   272,651      81.71%       53.95%

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING       ORIGINAL      REMAINING     MONTHS TO
                                  NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE     TERM       TERM       TERM          TERM          TERM           TERM         PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)   (MONTHS)  (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
      257,054.35      7.309     6.809        180        175        360          355              0               0           36
    2,576,962.21      7.029     6.529        180        175        180          175              0               0            0
      726,751.10      7.264     6.764        180        176        180          176              0               0           12
    7,530,769.01      6.780     6.280        180        175        180          175              0               0           36
      342,065.45      6.729     6.229        240        236        240          236              0               0           12
      978,964.91      6.721     6.221        240        236        240          236              0               0           36
   20,247,909.50      7.628     7.128        360        355        360          355              0               0            0
   11,310,870.04      7.239     6.739        360        355        360          355              0               0           12
   10,699,765.90      7.200     6.700        360        355        360          355              0               0           24
  102,400,280.76      7.086     6.586        360        355        360          355              0               0           36
   14,381,416.70     11.383    10.883        180        176        360          356              0               0            0
    1,203,750.15     10.695    10.195        180        176        360          356              0               0           12
   21,621,031.45     10.417     9.917        180        176        360          356              0               0           24
   19,375,064.68     10.659    10.159        180        175        360          355              0               0           36
      740,541.63     11.331    10.831        180        175        180          175              0               0            0
       76,280.26     10.493     9.993        180        176        180          176              0               0           24
      424,533.22     10.078     9.578        180        176        180          176              0               0           36
      151,241.69     11.747    11.247        240        233        240          233              0               0           24
       45,682.63     11.500    11.000        360        357        360          357              0               0            0
       71,684.04     11.454    10.954        360        356        360          356              0               0           36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

                                                                ORIGINAL       REMAINING               INITIAL
                                  NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                     MORTGAGE  MORTGAGE   TERM       TERM        TERM           TERM          GROSS    CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE($)   RATE(%)    RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)        (MONTHS)     MARGIN(%)   CAP(%)   CAP(%)   RATE(%)
---------------------------------------------------------------------------------------------------------------------------------
    637,191.10        7.114     6.614      360        356        0                 0          5.642     1.000    1.000    13.614
    376,317.27        7.292     6.792      360        354        0                 0          5.417     1.000    1.000    13.792
    222,251.61        6.875     6.375      360        355        0                 0          5.125     1.500    1.000    13.375
108,518,589.50        7.492     6.992      360        356        0                 0          6.253     1.525    1.001    13.988
 15,063,016.34        6.947     6.447      360        356        0                 0          6.054     1.500    1.000    13.391
403,650,757.77        6.984     6.484      360        355        0                 0          6.020     1.577    1.001    13.479
 21,374,765.26        7.126     6.626      360        356        0                 0          6.134     1.568    1.000    13.620
  1,179,000.00        6.549     6.049      360        356       60                56          5.397     3.000    1.000    13.049
  1,064,416.84        6.836     6.336      360        356       60                56          6.249     3.000    1.000    13.336
 27,239,972.72        6.147     5.647      360        356       60                56          5.431     3.006    1.000    12.643
  1,530,221.42        6.101     5.601      360        356       60                56          5.084     3.000    1.000    12.601
  7,962,462.65        7.091     6.591      360        356        0                 0          6.055     3.000    1.000    13.591
  1,190,845.22        7.224     6.724      360        356        0                 0          6.279     3.000    1.000    13.724
  2,952,692.43        6.601     6.101      360        355        0                 0          5.862     2.729    1.000    13.101
 18,133,363.15        6.860     6.360      360        355        0                 0          6.148     2.986    1.000    13.363
  2,928,017.00        6.954     6.454      360        356        0                 0          6.232     2.841    1.000    13.454
    959,920.03        6.766     6.266      360        355        0                 0          5.994     3.000    1.000    13.266
  2,491,269.37        6.447     5.947      360        355        0                 0          5.582     2.883    1.000    12.947
 21,594,684.64        6.677     6.177      360        355        0                 0          5.952     3.000    1.000    13.177
    272,975.10        6.557     6.057      360        355       60                55          5.500     5.000    1.000    13.057
  1,043,568.02        6.263     5.763      360        355       60                55          5.455     5.000    1.000    12.763
  7,107,759.58        6.330     5.830      360        355       60                55          5.603     4.864    1.000    12.803
  3,412,348.11        6.540     6.040      360        357       60                57          5.707     5.000    1.000    13.040

                    NUMBER OF
                      MONTHS                    ORIGINAL
            RATE    UNTIL NEXT                  MONTHS TO
           CHANGE     RATE                     PREPAYMENT
MINIMUM  FREQUENCY  ADJUSTMENT                  PENALTY
RATE(%)   (MONTHS)    DATE          INDEX      EXPIRATION
---------------------------------------------------------
 7.114      6           3       6 Month LIBOR       0
 7.292      6           4       6 Month LIBOR      24
 6.875      6           8       6 Month LIBOR      24
 7.492      6          20       6 Month LIBOR       0
 6.948      6          20       6 Month LIBOR      12
 6.983      6          20       6 Month LIBOR      24
 7.126      6          20       6 Month LIBOR      36
 6.549      6          20       6 Month LIBOR       0
 6.836      6          20       6 Month LIBOR      12
 6.147      6          20       6 Month LIBOR      24
 6.101      6          20       6 Month LIBOR      36
 7.091      6          32       6 Month LIBOR       0
 7.224      6          32       6 Month LIBOR      12
 6.601      6          31       6 Month LIBOR      24
 6.858      6          31       6 Month LIBOR      36
 6.954      6          56       6 Month LIBOR       0
 6.766      6          55       6 Month LIBOR      12
 6.447      6          55       6 Month LIBOR      24
 6.677      6          55       6 Month LIBOR      36
 6.557      6          55       6 Month LIBOR       0
 6.263      6          55       6 Month LIBOR      12
 6.330      6          55       6 Month LIBOR      24
 6.540      6          57       6 Month LIBOR      36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                          ORIGINAL
                                                                 ORIGINAL     REMAINING       ORIGINAL      REMAINING     MONTHS TO
                                  NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE     TERM       TERM       TERM          TERM           TERM          TERM         PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)   (MONTHS)  (MONTHS)    (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
      119,656.64       6.250     5.750       240        237          360          357             0              0            36
      859,859.61       7.620     7.120       180        176          180          176             0              0             0
      148,725.88       7.606     7.106       180        175          180          175             0              0            24
    5,424,220.98       6.996     6.496       180        175          180          175             0              0            36
      183,537.44       8.340     7.840       240        236          240          236             0              0             0
      152,443.32       7.500     7.000       240        236          240          236             0              0            12
      377,092.74       6.990     6.490       240        235          240          235             0              0            36
    9,153,797.73       7.198     6.698       360        355          360          355             0              0             0
    5,709,065.15       6.801     6.301       360        355          360          355             0              0            12
    5,555,330.85       7.127     6.627       360        356          360          356             0              0            24
   54,472,187.56       6.953     6.453       360        355          360          355             0              0            36
      419,169.06       7.500     7.000       360        355          360          355             0              0            60
       72,388.10       8.750     8.250        80         75          360          355             0              0            24
   13,725,723.01      11.016    10.516       180        176          360          356             0              0             0
    1,846,482.13      10.167     9.667       180        175          360          355             0              0            12
   28,258,958.32      10.155     9.655       180        176          360          356             0              0            24
   16,217,889.40      10.272     9.772       180        176          360          356             0              0            36
      211,665.21      10.024     9.524       180        175          180          175             0              0             0
       75,274.00      10.250     9.750       180        176          180          176             0              0            24
      252,339.82       9.814     9.314       180        175          180          175             0              0            36
       91,123.44      10.875    10.375       360        352          360          352             0              0            12

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS



                                                            ORIGINAL       REMAINING               INITIAL
                              NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                 MORTGAGE  MORTGAGE   TERM       TERM        TERM           TERM          GROSS    CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE  RATE(%)    RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)        (MONTHS)     MARGIN(%)   CAP(%)   CAP(%)   RATE(%)
--------------------------------------------------------------------------------------------------------------------------------
  1,392,181.69    7.086     6.586      360       356           0               0          5.501     1.000    1.000    13.586
    580,456.35    6.375     5.875      360       354           0               0          5.250     1.000    1.000    12.490
     99,410.19    7.990     7.490      360       355           0               0          7.875     1.500    1.000    14.490
    121,946.07    7.875     7.375      360       357           0               0          6.250     1.500    1.000    14.375
 60,361,390.05    7.555     7.055      360       356           0               0          6.319     1.508    1.002    14.050
 12,738,109.40    7.038     6.538      360       356           0               0          5.882     1.519    1.000    13.543
222,804,905.73    7.027     6.527      360       356           0               0          6.085     1.562    1.000    13.528
 14,786,339.30    7.226     6.726      360       356           0               0          6.217     1.571    1.000    13.714
  1,121,084.26    6.656     6.156      360       354          60              54          5.424     3.000    1.000    13.156
    835,069.89    6.525     6.025      360       355          60              55          5.288     3.000    1.000    13.025
 33,614,002.04    6.118     5.618      360       356          60              56          5.335     3.000    1.000    12.611
  2,313,254.00    5.923     5.423      360       355          60              55          5.469     3.000    1.000    12.169
  6,250,662.64    7.102     6.602      360       355           0               0          6.001     2.942    1.000    13.602
    737,564.71    6.784     6.284      360       357           0               0          6.034     3.000    1.000    13.216
    896,908.20    6.309     5.809      360       356           0               0          5.265     2.912    1.000    12.722
  9,943,428.38    6.871     6.371      360       356           0               0          6.078     3.000    1.000    13.387
    754,000.00    5.990     5.490      360       355          60              55          4.875     3.000    1.000    12.490
  1,545,853.03    7.115     6.615      360       356           0               0          6.356     3.000    1.000    13.615
  1,350,890.04    6.344     5.844      360       355           0               0          5.269     3.000    1.000    12.844
  3,019,361.69    6.277     5.777      360       355           0               0          5.560     3.000    1.000    12.777
 11,635,170.04    6.335     5.835      360       355           0               0          5.461     3.000    1.000    12.830
    474,400.00    6.750     6.250      360       356          60              56          6.125     5.000    1.000    13.250
  6,203,130.33    6.121     5.621      360       355          60              55          5.673     4.881    1.000    12.621
  5,854,437.64    5.838     5.338      360       356          60              56          5.462     5.000    1.000    12.338

                    NUMBER OF
                      MONTHS                    ORIGINAL
            RATE    UNTIL NEXT                  MONTHS TO
           CHANGE     RATE                     PREPAYMENT
MINIMUM  FREQUENCY  ADJUSTMENT                  PENALTY
RATE(%)   (MONTHS)    DATE          INDEX      EXPIRATION
---------------------------------------------------------
 7.086       6         2        6 Month LIBOR    12
 5.990       6         6        6 Month LIBOR    24
 7.990       6         1        6 Month LIBOR    36
 7.875       6         9        6 Month LIBOR    24
 7.548       6        20        6 Month LIBOR     0
 7.038       6        20        6 Month LIBOR    12
 7.029       6        20        6 Month LIBOR    24
 7.218       6        20        6 Month LIBOR    36
 6.656       6        18        6 Month LIBOR     0
 6.525       6        19        6 Month LIBOR    12
 6.118       6        20        6 Month LIBOR    24
 5.923       6        19        6 Month LIBOR    36
 7.102       6        31        6 Month LIBOR     0
 6.784       6        33        6 Month LIBOR    12
 6.309       6        32        6 Month LIBOR    24
 6.871       6        32        6 Month LIBOR    36
 5.990       6        31        6 Month LIBOR    24
 7.115       6        56        6 Month LIBOR     0
 6.344       6        55        6 Month LIBOR    12
 6.277       6        55        6 Month LIBOR    24
 6.335       6        55        6 Month LIBOR    36
 6.750       6        56        6 Month LIBOR     0
 6.173       6        55        6 Month LIBOR    24
 5.838       6        56        6 Month LIBOR    36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.